                                                                    EXHIBIT 10.3

                               EQUIPMENT SUBLEASE

     THIS EQUIPMENT SUBLEASE (this "Sublease") is made and entered into as of the 28 day of March, 2000, by and between GORACING.COM,INC., a Delaware corporation ("goracing"), ACTION PERFORMANCE COMPANIES, INC., an Arizona corporation ("Action") (Action and goracing are hereinafter referred to each as a "Sublessor" and collectively as "Sublessors") and INTEGRATED INFORMATION SYSTEMS, INC., a Delaware corporation, ("Sublessee").

                                    RECITALS

     A. Action entered into a certain Master Equipment Lease with General Electric Capital Corporation, a New York corporation ("GE Capital") dated as of December 22, 1998 including Computer Equipment Schedule No. 1 dated December 22, 1998, Computer Equipment Schedule No. 2 dated February 18, 1999 and Addendum to Schedules No. 001 and 002 to Master Lease Agreement dated as of February 18, 1999 (collectively the "Action Master Equipment Lease"), whereby Action leased certain equipment listed on Schedule A hereto (the "Action Equipment") from GE Capital.

     B. goracing entered into a certain Master Equipment Lease with GE Capital dated as of August 9, 1999 including Computer Equipment Schedule No. 01 dated October 1, 1999, Computer Equipment Schedule No. 02 dated November 5, 1999, Furniture Schedule No. 003 dated December 29, 1999, and Furniture Schedule No. 004 dated January 24, 2000 (collectively the "goracing Master Equipment Lease"), whereby goracing leased certain equipment listed on Schedule B hereto (the "goracing Equipment") from GE Capital. (The Action Equipment and the goracing Equipment are hereinafter collectively referred to as the "Equipment" and the Action Master Equipment Lease and the goracing Master Equipment Lease are hereinafter each referred to as a "Base Equipment Lease" and collectively referred to as the "Base Equipment Leases.")

     C. The Equipment is located at and used in connection with the occupancy of the premises located at 1480 South Hohokam Drive, Tempe, Arizona (the "Premises").

     D. On even date herewith, Action and Sublessee intend to enter into a Sublease Agreement (the "Hohokam Sublease") whereby Sublessee will sublease from Action a portion of the Premises.

     E. In connection with Hohokam Sublease, Sublessee desires to sublease the Equipment from Sublessors and Sublessors desire to sublease the Equipment to Sublessee, on the terms and conditions herein set forth.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sublessors and Sublessee hereby agree as follows:

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
     1.   GRANT.

          (a) BY ACTION. Action hereby subleases its rights and obligations in the Action Master Equipment Lease to Sublessee, and Sublessee hereby subleases Action's rights and obligations in the Action Master Equipment Lease from Action, on the terms and conditions herein set forth.

          (b) BY GORACING. goracing hereby subleases its rights and obligations in the goracing Master Equipment Lease to Sublessee, and Sublessee hereby subleases goracing's rights and obligations in the goracing Master Equipment Lease from goracing, on the terms and conditions herein set forth.

     2. INCORPORATION OF BASE EQUIPMENT LEASE; EXCEPTIONS. Each and every provision of the Base Equipment Leases is incorporated herein by this reference. Sublessors shall sublet their respective interests in the Equipment to Sublessee under the same rental, terms and conditions to which Sublessors agreed as the "Lessee" in the respective Base Equipment Leases, except as otherwise herein provided. Wherever the term "Lessee" appears in the Base Equipment Leases, it shall be deemed to refer to Sublessee. Sublessee shall render performance to Lessor as required under all of the terms of the Base Equipment Leases. Sublessee shall be entitled under this Sublease to all of the rights and benefits that the Sublessors, as Lessee, enjoy under the Base Equipment Leases, except as otherwise herein provided. Sublessee hereby expressly agrees to be bound to all terms and conditions contained in the Base Equipment Leases.

     3.   TERM.

          (a) ACTION MASTER EQUIPMENT LEASE. Sublessee's rights and obligations under this Sublease with respect to the Action Master Equipment Lease shall commence as of the date first set forth above and shall expire according to the terms of the Action Master Equipment Lease.

          (b) GORACING MASTER EQUIPMENT LEASE. Sublessee's rights and obligations under this Sublease with respect to the goracing Master Equipment Lease shall commence as of the date first set forth above and shall expire according to the terms of the goracing Master Equipment Lease.

     4.   BASE RENT AND OTHER CHARGES

          (a) GENERALLY. Beginning with payments due after the date first written above, the Sublessee shall pay directly to Lessor the monthly rent due under Base Equipment Leases as well as any additional payments due under the Base Equipment Leases, including but not limited to all taxes, fees and assessments due, imposed, assessed or levied against any Equipment (each a "Payment" and collectively the "Payments"), in the amount required by the terms of the Base Equipment Leases which shall be due and payable to Lessor on or before the date such Payment is due under the Base Equipment Leases. Sublessee shall provide Sublessors with written proof of the timely payment of each Payment within five (5) business days after the delivery of such Payment.

          (b) CONTINGENCY. To the extent that Lessor objects to the payment structure agreed to in Section 4(a) hereto, the parties agree that Sublessee shall deliver all Payments to goracing no later than five (5) business days before the date such Payment is due to the Lessor under the Base Equipment Leases. All Payments delivered under this Section 4(b) shall be made payable jointly to the lesser and goracing. To the extent such Payment has been tendered from Sublessee to goracing, pursuant to the terms of this Section 4(b), goracing shall provide Sublessee with written proof of the timely payment to Landlord of such Payment within five (5) business days after the due date.

     5.   REPORTS.

          (a) LIENS. If any tax or other lien shall attach to any Equipment, Sublessee will notify Sublessors in writing, within ten (10) days after Sublessee becomes aware of the tax or lien. The notice shall include the full particulars of the tax or lien and the location of such Equipment on the date of the notice.

          (b) FINANCIAL STATEMENTS. Sublessee shall deliver to Sublessors, Sublessee's complete financial statements, certified by a recognized firm of certified public accountants within ninety (90) days of the close of each fiscal year of Sublessee.

          (c) INSPECTION. Sublessors may inspect any portion of the Equipment during normal business hours after giving the Sublessee reasonable prior notice.

          (d) RELOCATION. Sublessee will keep the Equipment at the Premises and will give Sublessors prior written notice of any relocation of any portion of the Equipment.

          (e) LOSS OR DAMAGE. If any Equipment is lost or damaged (where the estimated repair costs would exceed the greater of ten percent (10%) of the original equipment cost (as listed in the Base Equipment Leases) or ten thousand dollars ($10,000), or is otherwise involved in an accident causing personal injury or property damage, Sublessee will promptly and fully report the event to Sublessors in writing.

          (f) OFFICER'S CERTIFICATE. Sublessee will furnish a certificate of an authorized officer of Sublessee stating that he has reviewed the activities of Sublessee and that, to the best of his knowledge, there exists no default or event which with notice or lapse of time (or both) would become such a default within thirty (30) days after any request by Sublessors.

     6. INSURANCE. Sublessee shall maintain insurance on the Equipment as stipulated in Section 9 of the Base Equipment Leases. Sublessee shall name Sublessors as an additional insured on such insurance policy(ies).

     7.   DEFAULT AND REMEDIES.

          (a) DEFAULT. Sublessors may in writing declare this Sublease in default if: (i) Lessor may currently declare Sublessee in default in accordance with the provisions of Section 11 of either of the Base Equipment Leases, (ii) Sublessee breaches any of its obligations under this Sublease and fails to cure that breach within ten (10) days after written notice from the

Sublessors; or (iii) any representation or warranty made in connection with this Sublease shall be false or misleading in any material respect.

     (b) REMEDIES. After a default under this Sublease, at the request of the respective Sublessor, Subleasee shall comply with the provisions of Section 10(a) of the respective Base Equipment Lease. Sublessee hereby authorizes Sublessor to peacefully enter any premises where any Equipment subject to the respective Base Equipment Lease may be and take possession of the Equipment. Sublessee shall immediately pay to the respective Sublessor without further demand as liquidated damages for loss of bargain and not as a penalty, the Stipulated Loss Value of the Equipment (as defined in the respective Base Equipment Lease and calculated as of the rent payment date prior to the declaration of default) and all rents and other sums then due under this Sublease. Sublessors may terminate this Sublease as to any or all of the Equipment. A termination shall occur only upon written notice by Sublessors to Sublessee and only as to the specific Equipment specified in any such notice. Sublessors may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment. Sublessors may use Sublessee's premises for a reasonable period of time for any or all of the purposes stated above without liability for rent, costs, damages or otherwise. The proceeds of such lease or other disposition, if any, shall be applied in the following order of priorities:(i) to pay all of Sublessors costs, charges and expenses incurred in taking, removing, holding, repairing, leasing or otherwise disposing of Equipment; (ii) to the extent not previously paid by Sublessor, to pay Lessor all sums due from Sublessee under this Sublease; (iii) to reimburse Sublessee any sums previously paid by Sublessor as liquidated damages; and (iv) any surplus shall be retained by the respective Sublessor. Sublessee shall immediately pay any deficiency in (i) and (ii) above.

     (c) REMEDIES CUMULATIVE. The foregoing remedies are cumulative, and any or all thereof may be exercised instead of or in addition to each other or any additional remedies under this Sublease, at law, in equity, or under statute. Sublessee shall pay Sublessors' actual attorneys' fees incurred in connection with the enforcement, assertion, defense or preservation of Sublessors' rights and remedies under this Sublease, or if prohibited by law, such lesser sum as may be permitted. Waiver of any default shall not be a waiver of any other or subsequent default.

     8. INDEMNIFICATION. Sublessee hereby agrees to indemnify Sublessors, their agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature arising out of or relating to the Equipment or this Sublease, except to the extent the losses, damages, penalties, injuries, claims, actions, suits or expenses result from Sublessors' gross negligence or willful misconduct.

     9. REPRESENTATIONS AND WARRANTIES OF SUBLESSEE. To induce the Sublessors to enter into this Sublease, Sublessee makes the following representations and warranties to Sublessor:

          (a) POWER AND CAPACITY. Sublessee has adequate power and capacity to enter into, and perform under, this Sublease. Sublessee is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

          (b) BINDING AGREEMENT. This Sublease has been duly authorized, executed and delivered by Sublessee and constitutes a valid, legal and binding agreement, enforceable in accordance with its terms.

          (c) NO VIOLATION. The entry into and performance by Sublessee of this Sublease will not: (i) violate any judgment, order, law or regulation applicable to Sublessee or any provision of Sublessee's Certificate of Incorporation or bylaws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed or trust, bank loan or credit agreement or other instrument (other than this Sublease along with the Base Equipment Leases) to which Sublessee is a party.

          (d) NO PROCEEDINGS. There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Sublessee, which if decided against Sublessee will have a material adverse effect on the ability of Sublessee to fulfill its obligations under this Agreement.

          (e) GOOD STANDING. Sublessee is and will be at all times validly existing and in good standing under the laws of the State of its incorporation (specified in the first sentence of this Agreement).

          (f) USE OF EQUIPMENT. The Equipment will at all times be used for commercial or business purposes.

          (g) "AS IS" CONDITION. Sublessee acknowledges that the Equipment is being subleased "as is" and that the Sublessors make no representation with regard to the Equipment's condition or future use or performance.

     10. REPRESENTATIONS AND WARRANTIES OF SUBLESSORS. To induce the Sublessee to enter into this Sublease, Sublessors make the following representations and warranties to Sublessee:

          (a) POWER AND CAPACITY. Sublessors have adequate power and capacity to enter into, and perform under, this Sublease. Sublessors are duly qualified to do business wherever necessary to carry on their present business and operations, including the jurisdiction(s) where the Equipment is located.

          (b) BINDING AGREEMENT. This Sublease has been duly authorized, executed and delivered by Sublessors and constitutes a valid, legal, and binding agreement, enforceable in accordance with its terms.

          (c) NO VIOLATION. The entry into and performance by Sublessors of this Sublease will not: (i) violate any judgment order, law or regulation applicable to Sublessors or any provision of Sublessors' Certificate of Incorporation or bylaws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument to which Sublessors are a party.

          (d) NO PROCEEDINGS. There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Sublessors, which if decided against Sublessors will have a material adverse effect on the ability of Sublessors to fulfill their obligations under this Agreement.

          (e) DEFAULT; TERMINATION; CONSENT. There is no default existing under the terms of the Base Equipment Leases or event which, with the passage of time or the giving of notice, would become a default thereunder. There is no pending termination under either Base Equipment Lease. The "purchase option" under each of the Base Equipment Leases is presently existing and has not been modified or surrendered by the Lessee thereunder. The prior written consent of the Lessor to the Base Equipment Leases has been made and received by Sublessors.

          (f) DISPUTES. There are no outstanding, and to the best of Sublessors' knowledge, no threatened, disputes or disagreements with respect to the Equipment.

          (g) INTELLECTUAL PROPERTY. All intellectual property rights relating to the Equipment, to the best of Sublessors' knowledge, are currently in compliance with all legal requirements, are valid and enforceable, and have not been challenged or threatened in any way as infringing upon the rights of any third party.

          (h) TAXES. There are no taxes or assessment of taxes of Sublessors' that are or may become payable by Sublessee or chargeable as a lien or encumbrance against the Equipment listed on Exhibits A and B, including as a result of this transaction.

     11. LATE PAYMENT CHARGE. If any amount due to Lessors is not received in full by Lessors on or before five (5) days after the date any such payment is due, then Sublessee shall pay to the respective Sublessor a late payment charge in the amount of ten percent (10%) of the amount then due. This provision shall not be construed to allow or permit Sublessee to make payments after the due date, or to waive any of Sublessors' rights in connection with late payments made by Sublessee. Sublessee shall also reimburse the respective Sublessor for, and indemnify and hold the respective Sublessor harmless for, from and against, any late charges, penalties, interest or other charges incurred by such Sublessor under the Base Equipment Leases as a result of any late payment by Sublessee.

     12. NOTICES. All notices of communication required or permitted hereunder or with regard to the Base Equipment Leases shall be in writing and may be given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to an officer or agent of such party.

               (i)  If to Sublessors, addressed to them at:

                    Action Performance Companies, Inc./goracing.com,inc. 4707 East Baseline Road
                    Tempe, Arizona 85040
                    Attn: Chief Financial Officer
                    FAX: (602) 337-3780

               With a copy to:
               Greenberg Traurig, LLP
               1 E. Camelback Road, Suite 1100
               Phoenix, Arizona 85012
               Attn: Robert S. Kant, Esq.
               Fax: (602) 263-2350

          (ii) If to Sublessee, addressed to them at:

               Integrated Information Systems, Inc.
               1480 S. Hohokam Drive
               Tempe, Arizona 85281
               Attn: Jeffrey Frankel
               Fax: (480) 317-8010

               With a copy to:
               Snell & Wilmer, LLP
               One Arizona Center
               400 East Van Buren
               Phoenix, Arizona 85004-2202
               Attn: Michael Christopher, Esq.
               Fax: (602) 382-6070

     13.  TERMINATION OF GRANT.

          (a) ACTION MASTER EQUIPMENT LEASE. In the event of the termination of the Action Master Equipment Lease under its own terms or under any provision thereof that authorizes such terminations, this Sublease shall simultaneously and automatically terminate with respect to the grant contained in Section 1 hereto only. Such termination will in no way affect any of Sublessors' rights under this Sublease, including but not limited to, Sublessors' rights contained in Sections 7 and 8 hereto, which shall survive.

          (b) GORACING MASTER EQUIPMENT LEASE. In the event of the termination of the goracing Master Equipment Lease under its own terms or under any provision thereof that authorizes such terminations, this Sublease shall simultaneously and automatically terminate with respect to the grant contained in Section 1 hereto only. Such termination will in no way affect any of Sublessors' rights under this Sublease, including but not limited to, Sublessors' rights contained in Sections 7 and 8 hereto, which shall survive.

     14.  GENERAL PROVISIONS.

          (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

          (b) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed,


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
interpreted and enforced in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-law provision to the contrary.

     IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS SUBLEASE AS OF THE DATE FIRST ABOVE WRITTEN.

                                   SUBLESSORS:

                                   goracing.com, inc., a Delaware corporation

                                   By:   /s/ David Husband
                                         ------------------------------
                                   Name: David Husband
                                         ------------------------------
                                   Its:
                                         ------------------------------


                                   Action Performance Companies, Inc.,
                                   an Arizona corporation

                                   By:   /s/ David Husband
                                         ------------------------------
                                   Name: David Husband
                                         ------------------------------
                                   Its:  Chief Financial Officer
                                         ------------------------------

                                   SUBLESSEE:

                                   Integrated Information Systems, Inc.,
                                   a Delaware corporation

                                   By:   /s/ Craig A. King
                                         ------------------------------
                                   Name: Craig A. King
                                         ------------------------------
                                   Its:  Vice President
                                         ------------------------------

                                   SCHEDULE A

                          COMPUTER EQUIPMENT SCHEDULE
                                 SCHEDULE NO. 1
                              DATED THIS 12/22/98
                           TO MASTER LEASE AGREEMENT
                              DATED AS OF 12/22/98


Lessor & Mailing Address:                     Lessee & Mailing Address:

General Electric Capital Corporation          Action Performance Companies, Inc.
8480 E. Orchard Rd., Suite 5000               4707 East Baseline Road
Englewood, CO 80111                           Phoenix, AZ 84040

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("AGREEMENT" said Agreement and this Schedule being collectively referred to as "LEASE"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.


A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the "EQUIPMENT").

    NUMBER     CAPITALIZED
   OF UNITS    LESSORS COST   MANUFACTURER        SERIAL NUMBER       MODEL AND TYPE OF EQUIPMENT
   --------    ------------   ------------        -------------       ---------------------------

   Various Computer Equipment as further described on the attached Exhibit A


B. FINANCIAL TERMS

   ----------------------------------------------------------------------------------------
   1. Advance Rent (if any): $41,869.35            5. Basic Term Commencement Date:
   ----------------------------------------------------------------------------------------
   2. Capitalized Lessor's Cost: $1,500,191.73     6. Lessee Federal Tax ID No.: 86-0704792
   ----------------------------------------------------------------------------------------
   3. Basic Term (No. of Months): 36 Months.       7. Last Delivery Date: December 31, 1998
   ----------------------------------------------------------------------------------------
   4. Basic Term Lease Rate Factor: 2.790933%      8. Daily Lease Rate Factor: 0.093031%
   ----------------------------------------------------------------------------------------

   9. First Termination Date: Thirty-six (36) months after the Basic Term Commencement Date.

  10. Interim Rent: For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on N/A.

  11. Basic Term Rent. Commencing on 12/22/98 and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.


C. TAX BENEFITS     Depreciation Deductions:

   1. Depreciation method is the 200% declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

   2. Recovery Period: Five (5) Years.

   3. Basis: 100% of Capitalized Lessors Cost.


D. PROPERTY TAX

   APPLICABLE TO EQUIPMENT LOCATED IN PHOENIX, MARICOPA COUNTY, ARIZONA; HARRISBURG, CABARRUS COUNTY, NORTH CAROLINA; ATLANTA, FULTON COUNTY, GEORGIA:
   Lessee agrees that it will not list any of such Equipment for property tax purposes or report any property tax assessed against such Equipment until otherwise directed in writing by Lessor. Upon receipt of any property tax bill pertaining to such Equipment from the appropriate taxing authority, Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

   PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN CANTON, NORFOLK COUNTY, MASSACHUSETTS AND WALTHAM, MIDDLESEX COUNTY, MASSACHUSETTS.

   Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.


E. ARTICLE 2A NOTICE

   IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE

     The MAINTENANCE Section of the Lease is amended by adding the following as the third sentence in subsection (a):

     Lessee agrees that upon return of the Equipment, it will comply with all original manufacturer's performance specifications for new Equipment without expense to Lessor. Lessee shall, if requested by Lessor, obtain a certificate or service report from the manufacturer attesting to such condition.

     Each reference contained in this Agreement to:

     (a) "Adverse Environmental Condition" shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment or (iii) the violation, or alleged violation of any statutes, ordinances, orders, rules regulation, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

     (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

     (c) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PCBs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

     (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

     (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

     (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. Section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulations promulgated pursuant thereto.

     (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

     (h) "Person" shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

     Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss.

     The provisions of this Schedule shall survive any expiration or termination of the Lease and shall be enforceable by lessor, its successors and assigns.

     RETURN CONDITIONS: In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall, at its expense:

     (a) Upon the request of Lessor, Lessee shall no later than ninety (90) days prior to the expiration or other termination of the Lease provide:

          (i) a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

          (ii) a complete and current set of all manuals, equipment configuration, setup and operation diagrams, maintenance records and other data that may be reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

          (iii) a certification of the manufacturer or of a maintenance provider acceptable to Lessor that the Equipment (1) has been tested and is operating in accordance with manufacturers specifications (together with a report detailing the condition of the Equipment), the results of such test(s) and inspection(s) and all repairs that were performed as a result of such test(s) and inspection(s) and (2) that the Equipment qualifies for the manufacturers used equipment maintenance program.

     (b) Upon the request of Lessor, Lessee shall, no later than sixty (60) days prior to the expiration or other termination of the Lease, make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

     (c) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturers recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings or labels which are not necessary for the operation, maintenance or repair of the Equipment; and shall be in compliance with all applicable governmental

                                   EXHIBIT A
                                       TO
                                 SCHEDULE NO. 1
                              DATED THIS 12/22/98
                           TO MASTER LEASE AGREEMENT
                              DATED AS OF 12/22/98


Number      Capitalized
of Units    Lessors Cost      Manufacturer        Serial Number            Model and Type of Equipment
--------    ------------      ------------        -------------            ---------------------------
            $245,235,10/Lot   Cisco Systems                                Various Computer Equipment Consisting of:
(3)                                            69050114, 69052391,         Series 5500 Bundle
                                               69054144
                                                                             (1) 5500 Chassis
                                                                             (1) 5500 AC Power Supply
                                            10912989, 11439326, 10913323     (1) 24 Port 10/100 Switch Module
                                            10847310, 10906765, 10903430     (1) 5K Supervisory Module III with NFFC
(3)                                                                        5500 Secondary AC Power Supply
(6)                                                                        AC Power Cord
(3)                                                                        5500 Flash Image
(1)                                            10850800                    5K Supervisory Module III with NFFC
(4)                                            10102210, 10102234          100BaseFX Multimode Fiber Uplink
                                               10102226, 10830093
(2)                                            09697952, 09699090          12 port 100 FX Module
(2)                                            11439767, 10920040          Catalyst Route Switch Module
(2)                                          FAA0246S00R, FAA0246U026      RSM IP w/VIP
(13)                                        11430748, 11433490, 11433708,  24 Port 10/100 Module
                                            11433727, 11469859, 11431399,
                                            11456112, 11456153, 11458321,
                                            11433696, 11457407, 11458093,
                                            11458101
(2)                                            09989931, 09989987          FDDI Module (MMF/MIC)
(1)                                                                        Switchprobe 1 port 100TX Full Duplex
(1)                                                   11301119             CWSI for Windows NT
(2)                                          FAA0246SOOR, FAA0246UO2K      2924 Chassis w/22p10/100TX, 2p100FX

                                                                           all including all standard attachments,
                                                                           accessions and accessories

Equipment immediately listed above is located at: 4707 East Baseline Road, Phoenix, Maricopa County, AZ 85040


Number      Capitalized
of Units    Lessors Cost      Manufacturer        Serial Number            Model and Type of Equipment
--------    ------------      ------------        -------------            ---------------------------
            $156,600.75/Lot   Cisco Systems                                Various Computer Equipment consisting of:
(6)                                           364074248, 364074315,        Cisco 3640 Router w/RPS
                                              364074247, 364074246,
                                              364074314, 364074243
(6)                                                                        3600 Series IOS IP/PLUS Feature Set
(6)                                                                        3600 Series 4-16 MB Flash Upgrade
(5)                                         10257113, 10518379, 10257182,  3600 Series 4 port Serial Network Module
                                            10519034, 1057311
(7)                                         11265601, 11265868, 11265888,  3600 Series 1 port FE-TX Network Module
                                            11265870, 11265814, 11265867,
                                            11265828
(10)                                                                       V3.5, DTE, Male, 10'
(4)                                         CAH02360194, CAH02360188       600 Watt Redundant Power System
                                            CAH02370226, CAH02360189
(6)                                                                        RPS Redundant Cable
(9)                                         FAA0246YOOA, FAA0245ZOON,      2924 Chassis w/24p10/100 TX
                                            FAA0246XOOB, FAA0246ZOO6,
                                            FAA0246XOOD, FAA0246XOOG,
                                            FAA0246XOO4, FAA0245WOOP,
                                            FAA0246XOOA
(2)                                         22202450090, 22202450118       Standard Local Director, 45 Mhps
(1)                                                                        Local Director Failover Cable
(3)                                         18008319, 18008317, 18008318   PIX Firewall 520 w/2NIC's
(3)                                                                        10/100 Interface Card for PIX
             200.00                                                        Freight

                                                                           all including all standard attachments
                                                                           accessions and accessories

Equipment immediately listed above is located at: 1095 Turnpike Street, Canton, Norfolk County, MA 02021


 NUMBER         CAPITALIZED
OF UNITS       LESSORS COSTS            MANUFACTURER               SERIAL NUMBER             MODEL AND TYPE OF EQUIPMENT
--------       -------------            ------------               ---------------           ----------------------------
              $964,519.57/lot                                                                  Various Compaq and Microsoft Computer
                                                                                               Equipment consisting of:
(42)                                    Compaq                                                 CPU to switch cable
(10)                                                                                           42U rack for Proliant
(49)                                                                                           Netellignet ethernet
(3)                                                                                            15U rack blanking panel kit
(4)                                                                                            rack stabalizing feet
(4)                                                                                            fibre host adapter
(8)                                                                                            32 MB DIMM memory
(8)                                                                                            64 MB DIMM memory
(31)                                                                                           64 MB DIMM memory
(8)                                                                                            Switch box 8 port
(3)                                                                  D844BSN10576              Proliant storage system
                                                                     D844BSN10208
                                                                     D844BSN10475
(12)                                                                                           XEON 400 1M SLOTZ
(14)                                                                                           18.2 GB plug ultra-wide
(9)                                                                                            Proliant 1850R
(2)                                                                                            Firewall enterprise encryption
(10)                                                                                           Netelligent cable management
(4)                                                                                            256 MB DIMM kit
(8)                                                                                            Proliant 850R model 6/200 H
(8)                                                                                            V55 15" Monitor
(30)                                                                                           SMART-2/DH PCI array
(8)                                                                                            rack mount keyboard
(4)                                                                                            CPU to switch cable 20FT
(4)                                                                                            INTERNAL 35/70-GB DLT drive
(1)                                                                 SD838BR440013              DLT tape array II
(10)                                                                                           Monitor/utility shelf kit
(8)                                                                                            keyboard drawer kit
(2)                                                                 D842HUQ10022               fibre channel array rack
                                                                    D842HUQ10024
(2)                                                                                            fibre channel storage hub
(4)                                                                                            Proliant 7000 PD-400 1MB
(2)                                                                                            Proliant 1600R PII 400
(16)                                                                                           4.3GB SCSI ultra-wide pluggable
(96)                                                                                           9.1GB SCSI ultra-wide
(14)                                                                                           18.2GB SCSI ultra-wide
(31)                                                                                           64MB registered SDRAM
(25)                                                                                           128MB registered SDRAM DIMM
(6)                                                                                            128MB registered SDRAM DIMM
(2)                                                                                            P2-400 512K SLOT1 processor
(31)                                                                                           P2-400 512K SLOT1 processor
(84)                                                                                           4.3GB NHP ultra-wide hard drive
(30)                                                                                           256MB registered SDRAMM DIMM
(31)                                                                                           Proliant 1850R PII 400
(4)                                    Microsoft                                               SQL Server enterprise
(10)                                                                                           WIN NT Server V4.0 enterprise
(2)                                                                                            Exchange Server 25 client
(34)                                                                                           MS Windows NT Server w/option
(6)                                                                                            Site server commerce V3.0
(12)                                                                                           Site Server V3.0 10 clients
(2)                                                                                            Site Server V3.0 10 clients
(5)                                                                                            Site Server V3.0 10 clients
               889.31                                                                          Freight

                                                                                               and all including all attachments,
                                                                                               accessions and accessories


Equipment immediately listed above is located at: 600 Winter St., Waltham, Middlesex County, MA 02451

 NUMBER          CAPITALIZED
OF UNITS         LESSORS COST        MANUFACTURER        SERIAL NUMBER          MODEL AND TYPE OF EQUIPMENT
--------       ----------------     -------------      ------------------       ---------------------------------------------
               $ 126,074.30/Lot     Cisco Systems                               Various Computer Equipment consisting of:
(1)                                                    69054145                 Series 5500 Bundle to include:
                                                                                     (1) 5500 Chassis
                                                                                     (1) 5500 AC Power Supply
                                                       10910602                      (1) 24 Port 10/100 Switch Module
                                                       10903547                      (1) 5K Supervisory Module III with NFFC
(1)                                                                             5500 Secondary AC Power Supply
(2)                                                                             AC Power Cord
(1)                                                                             5500 Flash Image
(1)                                                    10867086                 5K Supervisory Module III with NFFC
(2)                                                    10105098, 10102185       100Base FX Multimode Fiber Uplink
(8)                                                    11458464, 11463463       24 Port 10/100 Module
                                                       11471175, 11471381
                                                       11433713, 11458089
                                                       11464058, 11471361
(2)                                                    11438370, 11438330       Catalyst Route Switch Module
(2)                                                                             RSM IP w/VIP
(1)                                                    63080450                 Switchprobe 1 port 100TX Full Duplex
(3)                                                    FAA0246U01Z              2924 Chassis w/22p10/10TX, 2p100FX
                                                       FAA0246T02K
                                                       FAA0246T02H
(3)                                                    FAA0246YO38              2924 Chassis w/24p10/100TX
                                                       FAA0246W02L
                                                       FAA0246Z008
                     100.00                                                     Freight

                                                                                and all including all attachments, accessions
                                                                                and accessories

Equipment immediately listed above is located at:
6301 Performance Drive, Harrisburg, Cabarrus County, NC 28075

 NUMBER         CAPITALIZED
OF UNITS        LESSORS COST       MANUFACTURER      SERIAL NUMBER              MODEL AND TYPE OF EQUIPMENT
--------       --------------     -------------    ------------------------     ---------------------------------------------
               $ 6,472.70/Lot     Cisco Systems                                 Various Computer Equipment consisting of:
(2)                                                FAA0246T012, FAA0246T02J     2924 Chassis w/22p10/10TX, 2p100FX

                   100.00                                                       Freight

                                                                                and all including all attachments, accessions
                                                                                and accessories

Equipment immediately listed above is located at:
1455 Ellsworth Industrial, Drive, NW, Atlanta, Fulton County, GA 30318

[GE LOGO]

                                                                      GE Capital
--------------------------------------------------------------------------------

                                        December 16, 1998

Insight                                 Action Performance Companies, Inc.
6820 S. Harl Avenue                     4707 East Baseline Rd.
Tempe, AZ 85283                         Phoenix, AZ 85040

Ladies and Gentlemen:

As you are aware, General Electric Capital Corporation ("GE CAPITAL") intends to purchase the equipment described on Exhibit A hereto (the "EQUIPMENT") from Insight ("SUPPLIER") for lease to Action Performance Companies, Inc. ("LESSEE") pursuant to Schedule No. 1 to that certain Master Lease Agreement, dated 12/22/98 (the "LEASE") between Lessor and Lessee. AS one of the conditions to proceeding with the transaction, GE Capital seeks additional assurances that title to the Equipment has not yet passed to Lessee, but instead remains with the Supplier, notwithstanding that the Equipment may have already been delivered to Lessee.

GE Capital requests Lessee to sign where indicated below to confirm that (i) it has been Lessee's intent from the beginning to obtain the use of the Equipment via a lease, and for GE Capital to take clear title to the Equipment directly from the Supplier, and (ii) except for the rights which Customer may acquire as Lessee under the Lease, Customer has no right, title or interest in the Equipment and disclaims all right, title or interest in the Equipment.

GE Capital requests Supplier to sign where indicated below to confirm that (i) the Equipment has not been previously sold by Supplier to Lessee, (ii) Supplier presently retains clear title to the Equipment, and (iii) upon Lessee's execution of the Certificate of Acceptance for the Equipment, title to and risk of loss of the Equipment shall pass directly to GE Capital from Supplier, free and clear of all security interests, liens and encumbrances.

                                        Sincerely,


                                        General Electric Capital Corporation


                                        By: /s/ Robert J. Waters
                                            -----------------------------------
                                        Name & Title: Robert J. Waters
                                                      Risk Analyst


                            ACKNOWLEDGED AND AGREED:

Supplier:                               Lessee:

By: /s/ Brad M. Thompson                By: /s/ Chris Besing
    --------------------------------        -----------------------------------
Name & Title: Brad M. Thompson -        Name & Title: Chris Besing, C.F.O.
              Portfolio Manager
Date: 12/22/98                          Date: 12/18/98

                                   EXHIBIT A


Number         Capitalized
of Units       Lessors Cost             Manufacturer             Serial Number            Model and Type of Equipment
              $964,519.57/Lot                                                             Various Compaq and Microsoft
                                                                                          Computer Equipment consisting of:
                                                                                          Compaq CPU to switch cable
 (42)                                                                                     42U rack for Proliant
 (10)                                                                                     Netellignet ethernet
 (49)                                                                                     15U rack blanking panel kit
 (3)                                                                                      rack stabalizing feet
 (4)                                                                                      fibre host adapter
 (4)                                                                                      32MB DIMM memory
 (8)                                                                                      64MB DIMM memory
 (8)                                                                                      64MB DIMM memory
 (31)                                                                                     Switch box 8 port
 (8)                                                             D844BSN10576             Proliant storage system
 (3)                                                             D844BSN10208
                                                                 D844BSN10475
 (12)                                                                                     XEON 400 1M SLOT2
 (14)                                                                                     18.2 GB plug ultra-wide
 (9)                                                                                      Proliant 1850R
 (2)                                                                                      Firewall enterprise encryption
 (10)                                                                                     Netelligent cable management
 (4)                                                                                      256 MB DIMM kit
 (8)                                                                                      Proliant 850R model 6/200 H
 (8)                                                                                      V55 15" Monitor
 (30)                                                                                     SMART-2/DH PCI array
 (8)                                                                                      rack mount keyboard
 (4)                                                                                      CPU to switch cable 20FT
 (4)                                                                                      INTERNAL 35/70-GB DLT drive
 (1)                                                             SD838BR440013            DLT tape array II
 (10)                                                                                     Monitor/utility shelf kit
 (8)                                                                                      Keyboard drawer kit
 (2)                                                             D842HUQ10022             fibre channel array rack
                                                                 D842HUQ10042
 (2)                                                                                      fibre channel storage hub
 (4)                                                                                      Proliant 7000 PD-400 1MB
 (2)                                                                                      Proliant 1600R PII 400
 (16)                                                                                     4.3GB SCSI ultra-wide pluggable
 (96)                                                                                     9.1GB SCSI ultra-wide
 (14)                                                                                     18.2GB SCSI ultra-wide
 (31)                                                                                     64MB registered SDRAM
 (25)                                                                                     128MB registered SDRAM DIMM
 (6)                                                                                      128MB registered SDRAM DIMM
 (2)                                                                                      P2-400 512K SLOT1 processor
 (31)                                                                                     P2-400 512K SLOT1 processor
 (84)                                                                                     4.3GB NHP ultra-wide hard drive
 (30)                                                                                     256MB registered SDRAM DIMM
 (31)                                                                                     Proliant 1850R PII 400
 (4)                                    Microsoft                                         SQL Server enterprise
 (10)                                                                                     WIN NT Server V4.0 enterprise
 (2)                                                                                      Exchange Server 25 client
 (34)                                                                                     MS Windows NT Server w/option
 (6)                                                                                      Site server commerce V3.0
 (12)                                                                                     Site Server V3.0 10 clients
 (2)                                                                                      Site Server V3.0 10 clients
 (5)                                                                                      Site Server V3.0 10 clients
                                                                                          Freight
                   889.31
                                                                                          and all including all attachments,
                                                                                          accessions and accessories

                                        Date    December 22, 1998
                                             -------------------------


GENERAL ELECTRIC CAPITAL CORPORATION
8480 East Orchard Road, Suite 5000
Englewood, Colorado 80111

Attn: Debbie Zamudio

Gentlemen:

This is to acknowledge that the following invoices for equipment shipped to:
Tech2000 Worldwide, 1095 Turnpike St., Canton, MA 02021, should have named General Electric Capital Corporation as buyer or "sold to" party and not Action Performance Companies:

                            INVOICE NO.
                            -----------
                              4452162
                              4452365
                              4452400
                              4452402
                              4469230
                              4472050
                              4473540
                              4474158
                              4475787
                              4480223
                              4487874
                              4489767
                              4491575
                              4551503
                              4555303
                              4557246


                                  INSIGHT

                                  By     Brad M. Thompson
                                         ---------------------
                                  Title  Brad M. Thompson - Portfolio Manager
                                         ---------------------

                          COMPUTER EQUIPMENT SCHEDULE
                                SCHEDULE NO. 002
                          DATED THIS FEBRUARY 18, 1999
                           TO MASTER LEASE AGREEMENT
                         DATED AS OF DECEMBER 22, 1998

LESSOR & MAILING ADDRESS:                  LESSEE & MAILING ADDRESS:

GENERAL ELECTRIC CAPITAL CORPORATION       ACTION PERFORMANCE COMPANIES, INC.
ONE LINCOLN CENTRE, 5400 LBJ FREEWAY       4707 EAST BASELINE ROAD
  SUITE 1280, L.B. 3                       PHOENIX, AZ 85040
DALLAS, TX 75240

This Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement" said Agreement and this Schedule being collectively referred to as "Lease"). This Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A. EQUIPMENT: Subject to the terms and conditions of the Lease, Lessor agrees to Lease to Lessee the Equipment described below (the "Equipment").

      NUMBER        CAPITALIZED
     OF UNITS       LESSORS COST    MANUFACTURER     SERIAL NUMBER        MODEL AND TYPE OF EQUIPMENT
     ---------      -----------     ------------     -------------        ---------------------------
     1              $53,495.80                                            N/A computer support system
                                                                          consisting of the following:
                                                                          two (2) 512MB DIMM kit, (4)
                                                                          tower to rack conversion,
                                                                          four (4) Mol-C SQL SVR
                                                                          Internet Conn V7, four (4)
                                                                          MOL-C site SVR Internet
                                                                          Conn 3, and twelve (12) MOL-C
                                                                          site SVR Internet Conn 3

     Equipment immediately listed above is located at: 600 Winter St., Waltham, Middlesex County, MA 02451

B.   FINANCIAL TERMS

1.   Advance Rent (if any): Not Applicable        5.   Basic Term Commencement Date: February 22, 1999

2.   Capitalized Lessor's Cost: $53,495.80        6.   Lessee Federal Tax ID No.: 860704792

3.   Basic Term (No. of Months): 34 Months.       7.   Last Delivery Date: February 21, 1999

4.   Basic Term Lease Rate Factor: 0.02928665     8.   Daily Lease Rate Factor: 0.00097622

9. First Termination Date: Thirty-six (36) months after the Basic Term Commencement Date.

10. Interim Rent: For the period from and including the Lease Commencement Date to but not including the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on February 21, 1999.

11. Basic Term Rent. Commencing on February 22, 1999 and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule.

C.   TAX BENEFITS        Depreciation Deductions:

     1. Depreciation method is the 200% declining balance method, switching to straight line method for the 1st taxable year for which using the straight line method with respect to the adjusted basis as of the beginning of such year will yield a larger allowance.

     2.   Recovery Period: FIVE (5) YEARS.

     3.   Basis:    100% of Capitalized Lessors Cost.

D.   PROPERTY TAX

     PROPERTY TAX NOT APPLICABLE ON EQUIPMENT LOCATED IN 600 WINTER STREET, WALTHAM, MA 02451-1204.

     Lessor may notify Lessee (and Lessee agrees to follow such notification) regarding any changes in property tax reporting and payment responsibilities.

E.   ARTICLE 2A NOTICE

     IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE PERSON(S) SUPPLYING THE EQUIPMENT IS INSIGHT (THE "SUPPLIER(S)"), (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO THE LESSOR BY SUPPLIER(S), WHICH IS SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIER(S) AND RECEIVE AND ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A AND ANY RIGHTS NOW AND HEREAFTER CONFERRED BY STATUTE OR OTHERWISE WHICH MAY LIMIT OR MODIFY ANY OF LESSOR'S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE AGREEMENT.

F.   STIPULATED LOSS AND TERMINATION VALUE TABLE*


          Termination    Stipulated               Termination    Stipulated
          Value          Loss Value               Value          Loss Value
Rental    Percentage     Percentage     Rental    Percentage     Percentage

Interim   103.177        107.154
 1        103.177        107.154        18        61.371         67.859
 2        100.836        104.960        19        58.775         65.411
 3         98.480        102.752        20        56.162         62.946
 4         96.110        100.530        21        53.535         60.466
 5         93.725         98.293        22        50.891         57.970
 6         91.326         96.041        23        48.230         55.457
 7         88.912         93.776        24        45.554         52.929
 8         86.484         91.495        25        42.862         50.384
 9         84.041         89.199        26        40.153         47.823
10         81.583         86.889        27        37.427         45.245
11         79.110         84.564        28        34.685         42.651
12         76.621         82.223        29        31.926         40.040
13         74.118         79.868        30        29.150         37.412
14         71.599         77.497        31        26.358         34.767
15         69.066         75.111        32        23.549         32.105
16         66.516         72.709        33        20.722         29.426
17         63.951         70.292        34        17.878         26.730


*The Stipulated Loss Value or Termination Value for any unit of Equipment shall be the Capitalized Lessor's Cost of such unit multiplied by the appropriate percentage derived from the above table. In the event that the Lease is for any reason extended, then the last percentage figure shown above shall control throughout any such extended term.

G.   MODIFICATIONS AND ADDITIONS FOR THIS SCHEDULE ONLY.

     For purposes of this Schedule only, the Agreement is amended as follows:

     EQUIPMENT SPECIFIC PROVISIONS

          The MAINTENANCE Section of the Lease is amended by adding the following as the third sentence in subsection (a):

          Lessee agrees that upon return of the Equipment, it will comply with all original manufacturer's performance specifications for new Equipment without expense to Lessor. Lessee shall, if requested by Lessor, obtain a certificate or service report from the manufacturer attesting to such condition.

          Each reference contained in this Agreement to:

          (a) "Adverse Environmental Condition" shall refer to (i) the existence or the continuation of the existence, of an Environmental Emission (including, without limitation, a sudden or non-sudden accidental or non-accidential Environmental Emission), of, or exposure to, any substance, chemical, material, pollutant, Contaminant, odor or audible noise or other release or emission in, into or onto the environment (including, without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment or (iii) the violation, or alleged violation of any statutes, ordinances, orders, rules, regulations, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any Equipment.

          (b) "Affiliate" shall refer, with respect to any given Person, to any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

          (c) "Contaminant" shall refer to those substances which are regulated by or form the basis of liability under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls ("PCBs"), and radioactive substances, or other material or substance which has in the past or could in the future constitute a health, safety or environmental hazard to any Person, property or natural resources.

          (d) "Environmental Claim" shall refer to any accusation, allegation, notice of violation, claim, demand, abatement or other order on direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

          (e) "Environmental Emission" shall refer to any actual or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Contaminant or other substance through or in the air, soil, surface water, groundwater or property.

          (f) "Environmental Law" shall mean any federal, foreign, state or local law, rule or regulation pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.), and the Occupational Safety and Health Act (19 U.S.C. Section 651 et seq.), as these laws have been amended or supplemented, and any analogous foreign, federal, state or local statutes, and the regulations promulgated pursuant thereto.

          (g) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

          (h) "Person" shall include any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity.

          Lessee shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Lessor and its Affiliates, successors and assigns, directors, officers, employees and agents from and against any Environmental Claim or Environmental Loss.

          The provisions of this Schedule shall survive any expiration or termination of the Lease and shall be enforceable by lessor, its successors and assigns.

          RETURN CONDITIONS: In addition to the provisions provided for in the RETURN OF EQUIPMENT Section of the Lease, and provided that the Lessee has not elected its option to purchase the Equipment, Lessee shall, at its expense:

          (a) Upon the request of Lessor, Lessee shall no later than ninety (90) days prior to the expiration or other termination of the Lease provide:

               (i) a detailed inventory of the Equipment (including the model and serial number of each major component thereof), including, without limitation, all internal circuit boards, module boards, and software features;

               (ii) a complete and current set of all manuals, equipment configuration, setup and operation diagrams, maintenance records and other data that may be reasonably requested by Lessor concerning the configuration and operation of the Equipment; and

               (iii) a certification of the manufacturer or of a maintenance provider acceptable to Lessor that the Equipment (1) has been tested and is operating in accordance with manufacturers specifications (together with a report detailing the condition of the Equipment), the results of such test(s) and inspection(s) and all repairs that were performed as a result of such test(s) and inspection(s) and (2) that the Equipment qualifies for the manufacturers used equipment maintenance program.

          (b) Upon the request of Lessor, Lessee shall, no later than sixty (60) days prior to the expiration or other termination of the Lease, make the Equipment available for on-site operational inspection by persons designated by the Lessor who shall be duly qualified to inspect the Equipment in its operational environment.

          (c) All Equipment shall be cleaned and treated with respect to rust, corrosion and appearance in accordance with manufacturers recommendations and consistent with the best practices of dealers in used equipment similar to the Equipment; shall have no Lessee installed markings or labels which are not necessary for the operation, maintenance or repair of the Equipment; and shall be in compliance with all applicable governmental laws, rules and regulations.

          (d) The Equipment shall be deinstalled and packed by or under the supervision of the manufacturer or such other person acceptable to Lessor in accordance with manufacturers recommendations. Without limitation, all internal fluids will either be drained and disposed of or filled and secured in accordance with manufacturers recommendations and applicable governmental laws, rules and regulations.

          (e) Provide for transportation of the Equipment in a manner consistent with the manufacturer's recommendations and practices to any locations within the continental United States as Lessor shall direct; and shall have the Equipment unloaded at such locations.

H.   PAYMENT AUTHORIZATION

     You are herby irrevocably authorized and directed to deliver and apply the proceeds due under this Schedule as follows:

     Company Name             Address                       Amount
     ------------             -------                       ------

     Insight                  P. O. Box 78269,              $53,495.80
                              Phoenix, AZ 85062

     This authorization and direction is given pursuant to the same authority authorizing the above-mentioned financing.

     Pursuant to the provisions of the lease, as it relates to this Schedule, Lessee hereby certifies and warrants that (i) all Equipment listed above has been delivered and installed (if applicable) as of the date stated above; (ii) Lessee has inspected the Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer; and (iii) Lessee accepts the Equipment for all purposes of the Lease, the purchase documents and all attendant documents.

     Lessee does further certify that as of the date hereof (i) Lessee is not in default under the Lease; (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof and (iii) Lessee has reviewed and approves of the purchase documents for the Equipment, if any.

     Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

General Electric Capital Corporation    Action Performance Companies, Inc.

By:_________________________________    By: /s/ Chris Besing
                                            ------------------------------

Name:_______________________________    Name: Chris Besing
                                              ----------------------------

Title:______________________________    Title: CFO
                                               ---------------------------


                                        Attest


                                        By: /s/ Chris Philpost
                                            -------------------------------

                                        Name: Chris Philpost
                                              -----------------------------

                                    ADDENDUM
                          TO SCHEDULES NO. 001 AND 002
                           TO MASTER LEASE AGREEMENT
                         DATED AS OF FEBRUARY 18, 1999


     This Addendum (this "ADDENDUM") amends and supplements Schedule No. 1 and Schedule No. 2 (each, a "SCHEDULE"; collectively, the "SCHEDULES") to the above referenced Master Lease Agreement (the "AGREEMENT"), between GENERAL ELECTRIC CAPITAL CORPORATION ("LESSOR") and Action Performance Co. ("LESSEE") and is hereby incorporated into the Schedule as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Schedule or Agreement.

WHEREAS, pursuant to Schedule No. 1 to the Agreement, Lessor has leased to Lessee certain Equipment more particularly described therein (the "SCHEDULE NO. 1 EQUIPMENT"); and

WHEREAS, Lessee desires to lease certain additional Equipment from Lessor pursuant to Schedule No. 2 of the Agreement, which Equipment is related to the Schedule No. 1 Equipment and does not ordinarily function independently of the Schedule No. 1 Equipment;

NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, and in order to induce Lessor to enter into Schedule No. 2, the parties agree that notwithstanding anything to the contrary contained in the Schedules or the Agreement, if Lessee exercises its option to early terminate the Agreement with respect to all of the Equipment on a Schedule, it must at that same time exercise that same option with respect to all of the Equipment on the other Schedule, and whichever end-of-lease option Lessee elects with respect to either purchasing all of the Equipment on a Schedule or returning all of the Equipment on a Schedule, must also be elected by Lessee with respect to all of the Equipment on the other Schedule.

Except as expressly modified hereby, all terms and provisions of the Schedules and Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this Addendum to be executed by their duly authorized representatives on this 18 day of Feb., 1999.


Lessor:                                     Lessee:

General Electric Capital Corporation        Action Performance Companies, Inc.

By:                                         By: /s/ Chris Besing
      ------------------------------              ------------------------------

Name:                                       Name: Chris Besing
      ------------------------------              ------------------------------

Title:                                      Title: CFO
      ------------------------------              ------------------------------

                      IMPORTANT!  YOUR INVOICE INFORMATION

DIRECTIONS: PLEASE COMPLETE AND RETURN WITH YOUR SIGNED DEAL DOCUMENTS OR FAX TO 972 991-6339 PLEASE MAKE ANY NECESSARY CORRECTIONS TO THE FOLLOWING INFORMATION:

Customer name:   Action Performance Companies, Inc.
                 -----------------------------------

Contact name     Accounts Payable                     Title
                 -----------------------------------        --------------------
Contact phone    602 337-3700                         Fax
                 -----------------------------------        --------------------

REQUIRED SECTION:

1. Where would you like your invoice sent?
   Billing address   Same as Mailing
                  --------------------------------------------------------------
   City/state/zip
                  --------------------------------------------------------------
   Attention                                          Phone
                  ------------------------------------       -------------------
   Department
                  --------------------------------------------------------------


OPTIONAL SECTION:

2. What information would you like on your invoice?

     (   )   Company Purchase Order number (if checked, list PO number:        )
                                                                        -------
     ( X )   Equipment serial number, model number and description

     ( X )   Equipment location

     (   )   Rent and sales tax broken down by asset

3. We can provide you with one invoice that incorporates the billing for all your Commercial Equipment Financing accounts with the same due date, the same billing address, and the same number of advance billing days.

   Would you like to receive one combined invoice?

     (   ) Yes    ( X ) No

4. Would you like to set up electronic payments?

     (   ) Yes (If Yes, see EPS Authorization attachment) ( X ) No

5. To help us plan for possible future enhancements to invoice, what other information would you like to see on your invoice?

   ------------------------------------------------------------------------

   ------------------------------------------------------------------------

   ------------------------------------------------------------------------



-------------------------------
Judi Braddick
Region Documentation Specialist

                                                   Account Schedule # 4081372002

                                   SCHEDULE B


                                       10